SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 25, 2005

CLOSURE MEDICAL CORPORATION

(Exact Name of Registrant Specified in Charter)

Delaware	0-28748	56-1959623
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5250 Greens Dairy Road
Raleigh, North Carolina	27616
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 876-7800

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On April 25, 2005, Closure Medical Corporation disseminated a press release announcing its first quarter 2005 financial results. A copy of the press release is being furnished with this Current Report on Form 8-K as Exhibit 99.1.

This report (including the exhibit) shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference in any filing made by the Registrant pursuant to the Securities Act of 1933, as amended, other than to the extent that such filing incorporates by reference any or all of such information by express reference thereto.

Item 9.01 Financial Statements and Exhibits.

(c)    Exhibits.

99.1    Press Release, dated April 25, 2005, issued by Closure Medical Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLOSURE MEDICAL CORPORATION
(Registrant)

By	/s/ BENNY WARD
Benny Ward
Vice President of Finance and Chief
Financial Officer

Dated: April 28, 2005

Exhibit Index

Exhibit
99.1	Press Release, dated April 25, 2005, issued by Closure Medical Corporation.